                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                                  ORCAD, INC.
                                       TO
                          CDSI ACQUISITION CORPORATION
                          A WHOLLY-OWNED SUBSIDIARY OF
                          CADENCE DESIGN SYSTEMS, INC.

            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT,
                              NEW YORK CITY TIME,
             ON FRIDAY, JULY 16, 1999 UNLESS THE OFFER IS EXTENDED.

    This form, or one substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates representing shares of common stock, $.01 par value (collectively, the "Shares"), of OrCAD, Inc., a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary (as defined in the Offer to Purchase) on or prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary. See Section 2 of the Offer to Purchase.

                          THE DEPOSITARY FOR THE OFFER IS:

                              [LOGO]

          BY MAIL:                BY OVERNIGHT COURIER:                BY HAND:
  Reorganization Department     Reorganization Department     Reorganization Department
         PO Box 3301                85 Challenger Road               120 Broadway
 South Hackensack, NJ 07606          Mail Stop--Reorg                 13th Floor
                                Ridgefield Park, NJ 07660         New York, NY 10271

                                   CONFIRM RECEIPT OF
 BY FACSIMILE TRANSMISSION:             FACSIMILE
 (For Eligible Institutions
            Only)                  by Telephone Only:
       (201) 296-4293                (201) 296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN THE FACSIMILE NUMBER SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to CDSI Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Cadence Design Systems, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 18, 1999 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Certificate No(s). (if available): _____________________________________________

Number of Shares: ______________________________________________________________

[ ] Check if Shares will be tendered by book-entry transfer: ___________________

Account Number: ________________________________________________________________

Dated: ___________________________________________________________________, 1999

Name(s) of Record Holder(s): ___________________________________________________
                             (PLEASE TYPE OR PRINT)

Address(es): ___________________________________________________________________
                                                                        ZIP CODE

Area Code and Tel. No.: ________________________________________________________

Signature(s): __________________________________________________________________

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three Nasdaq National Market trading days after the date hereof.

  Name of Firm: ____________________        __________________________________
                                            Authorized Signature

                                            __________________________________
                                            Title


  Address: _________________________        Name: ____________________________
                                                      Please Type or Print

 ___________________________________        Title: ___________________________
             Zip Code

  Area Code and
  Telephone Number: ________________        Dated: _____________________, 1999


  NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF
       TRANSMITTAL.

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